As filed with the Securities and Exchange Commission on September 19, 2017

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

Cushing® Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

8117 Preston Road, Suite 440

Dallas, Texas 75225

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

214-692-6334

(Registrant’s Area Code and Telephone Number)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, Texas 75225

(Name and address of agent for service)

Send Copies of Communications to:

Kevin T. Hardy, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, Illinois 60606

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of securities being registered: Class I shares of Cushing® MLP Infrastructure Fund.

No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For Unitholders of The Cushing® MLP Infrastructure Fund I

November [            ], 2017

Dear Unitholder:

I am writing to inform you that a special meeting of unitholders of The Cushing® MLP Infrastructure Fund I (the “Fund”), will be held on December 6, 2017 at 9:00 a.m., Central time, at the principal executive offices of the Fund at 8117 Preston Road, Suite 440, Dallas, Texas 75225 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to convert the Fund into an open-end mutual fund by reorganizing the Fund into Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly-organized series of Cushing® Mutual Funds Trust (the “Trust”).

If you are a unitholder of record of the Fund as of the close of business of the New York Stock Exchange on October [ ], 2017, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Fund’s unitholders vote to approve the reorganization, unitholders of the Fund will receive Successor Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Fund immediately prior to the time of the reorganization.

Cushing® Asset Management, LP (the “Investment Adviser”), the investment adviser to the Fund, believes that reorganizing the Fund, a closed-end fund, into the Successor Fund, an open-end fund, will provide the Fund unitholders with a fund with a similar investment program that will allow the shareholders to purchase and sell shares at net asset value and will provide greater opportunities to seek to grow the fund over time. The Investment Adviser will serve as the investment adviser of the Successor Fund and the portfolio managers of the Fund will also serve as the portfolio managers of the Successor Fund. The proposed reorganization is not expected to result in a change in the level or quality of services unitholders of the Fund currently receive. The proposed reorganization has been reviewed and unanimously approved by the Board of Trustees of the Fund. The Board of Trustees recommends that you vote FOR the proposed reorganization.

More information on the specific details of and reasons for the reorganization is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote using the enclosed proxy card, or vote by telephone or over the Internet by following the instructions provided on the proxy card. Please vote your units promptly. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions before you vote, please call us toll-free at (888) 777-2346. Thank you for your participation in this important initiative.

Sincerely,

Jerry V. Swank President The Cushing MLP Infrastructure Fund I

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN.

To secure the largest possible representation at the Meeting, please mark, sign and return your Proxy Card , or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your units will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

ii

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Instructions for signing proxy card(s)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan Partnership Accounts	John Doe, Trustee
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership Trust Accounts	Jane B. Smith, General Partner
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78 Custodial or Estate Accounts	Jane B. Doe
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

iii

The Cushing® MLP Infrastructure Fund I

8117 Preston Road, Suite 440

Dallas, Texas 75225

Notice of Special Meeting of Unitholders to be held on December 6, 2017

To the unitholders of The Cushing® MLP Infrastructure Fund I:

NOTICE IS HEREBY GIVEN that The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) will hold a special meeting of unitholders (the “Meeting”) on December 6, 2017 at 9:00 a.m., Central time, at the principal executive offices of the Predecessor Fund at 8117 Preston Road, Suite 440, Dallas, Texas 75225. The purpose of the Meeting is to consider and act upon the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the: (i) the contribution of all of the property, assets and goodwill of the Predecessor Fund to Cushing® Mutual Funds Trust, a Delaware statutory trust, on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund”), in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Class I shares of the Successor Fund to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Proposal”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Unitholders of record of the Predecessor Fund at the close of business of the New York Stock Exchange on October [            ], 2017 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each unit of the Predecessor Fund is entitled to one vote, and each fractional unit held is entitled to a proportional fractional vote, with respect to the Proposal.

The Board of Trustees of the Predecessor Fund recommends that unitholders of the Predecessor Fund vote FOR the Proposal.

By order of the Board of Trustees of The Cushing MLP Infrastructure Fund I

Barry Y. Greenberg Secretary of The Cushing MLP Infrastructure Fund I November [ ], 2017

Your vote is important. To secure the largest possible representation and to avoid the need for further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of units owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED SEPTEMBER 19, 2017

Proxy Statement/Prospectus

The Cushing® MLP Infrastructure Fund I 8117 Preston Road, Suite 440 Dallas, Texas 75225	Cushing® Mutual Funds Trust 8117 Preston Road, Suite 440 Dallas, Texas 75225

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of unitholders (the “Meeting”) of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”).

At the Meeting, unitholders of the Predecessor Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Predecessor Fund into Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly-organized series of Cushing® Mutual Funds Trust (the “Trust”), as described more fully in the Plan (the “Reorganization”). The Predecessor Fund and the Successor Fund may be referred to herein as a “Fund” or the “Funds.”

If the Reorganization is approved by the Predecessor Fund’s unitholders on the effective date of the proposed Reorganization, Predecessor Fund unitholders will be issued Class I shares of the Successor Fund.

The Meeting will be held at the principal executive offices of the Predecessor Fund, 8117 Preston Road, Suite 440, Dallas, Texas 75225, at 9:00 a.m., Central time, on December 6, 2017 . The Board of Trustees of the Predecessor Fund (“Predecessor Fund Board” or “Predecessor Fund Trustees”) is soliciting proxies on behalf of the Predecessor Fund. The Predecessor Fund Trustees believe that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders, and that the interests of the Predecessor Fund’s unitholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to unitholders on or about November [            ], 2017.

The Predecessor Fund is a registered, non-diversified, closed-end management investment company and the Successor Fund is a registered, non-diversified, open-end management investment company (commonly referred to as a mutual fund). If the Predecessor Fund’s unitholders vote to approve the Plan, unitholders of the Predecessor Fund will receive Successor Fund shares having a total dollar value equivalent to the net asset value (“NAV”) of their investment in the Predecessor Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. The Predecessor Fund will then be liquidated and dissolved.

Cushing® Asset Management, LP (the “Investment Adviser”), the investment adviser to the Predecessor Fund, believes that reorganizing the Predecessor Fund, a closed-end fund, into the Successor Fund, an open-end fund, will provide the Predecessor Fund unitholders with a fund with a similar investment program that will allow the shareholders to purchase and sell shares at NAV and will provide greater opportunities to seek to grow the fund over time. The Investment Adviser will serve as the investment adviser of the Successor Fund and the portfolio managers of the Predecessor Fund will also serve as the portfolio managers of the Successor Fund.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Successor Fund that you should know before voting on the Plan with respect to the Predecessor Fund and investing in the Successor Fund.

You should retain this Proxy Statement/Prospectus for future reference.

Additional information about the Predecessor Fund, the Successor Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

1.	The prospectus of the Trust on behalf of the Successor Fund, dated November [ ], 2017 (File No. 811-[ ], Accession No. [ ]), which is also enclosed herewith (the “Successor Fund Prospectus”); and

2.	A statement of additional information (“Reorganization SAI”) dated November [ ], 2017 (File No. 333-[ ]), relating to this Proxy Statement/Prospectus.

You may request a free copy of the Reorganization SAI relating to this Proxy Statement/Prospectus without charge by calling (888) 777-2346 or by writing to Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The Successor Fund Prospectus, which accompanies this Proxy Statement/Prospectus, is intended to provide you with additional information about the Successor Fund. The Successor Fund is newly organized and currently has no assets or liabilities. The Successor Fund was created specifically in connection with the Plan for the purpose of facilitating the conversion of the Successor Fund to an open-end mutual fund and will not commence operations until the date of the Reorganization. The Successor Fund does not have any annual or semi-annual reports to date. You may obtain an additional copy of the Successor Fund Prospectus or the related statement of additional information and copies of the Predecessor Fund’s annual or semi-annual reports without charge by calling (888) 777-2346.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

OVERVIEW

The following is a brief overview of the proposal to be voted upon at the Meeting. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Successor Fund Prospectus, and the Reorganization SAI, all of which are incorporated herein by reference.

Unitholders should read the entire Proxy Statement/Prospectus and the Successor Fund Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus or Successor Fund Prospectus, please call (888) 777-2346 (toll-free).

The Predecessor Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Predecessor Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Since July 1, 2015, the Predecessor Fund has operated as a feeder fund in a master/feeder structure by investing substantially all of its investable assets in The Cushing® MLP Infrastructure Master Fund (the “Master Fund”), a Delaware statutory trust and a registered, non-diversified, closed-end management investment company under the 1940 Act. The Master Fund has the same investment objective and investment policies as the Predecessor Fund. The Predecessor Fund is currently the only feeder fund that invests in the Master Fund. Pursuant to the Plan, immediately prior to the closing of the Reorganization, the Master Fund will liquidate and distribute all of its assets to the Predecessor Fund. For simplicity, this Proxy Statement/Prospectus uses the term “Predecessor Fund” to include the Predecessor Fund and, where appropriate in the context, the Master Fund on a consolidated basis. For example, although substantially all of the Predecessor Fund’s investable assets are invested in the Master Fund, this Proxy Statement/Prospectus generally refers to the Predecessor Fund’s investments through the Master Fund as investments by the Predecessor Fund.

On which proposal am I being asked to vote?

As a Predecessor Fund unitholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for the: (i) the contribution of all of the property, assets and goodwill of the Predecessor Fund to the Trust, on behalf of the Successor Fund, in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund (“Successor Fund Class I Shares”); (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Successor Fund Class I Shares to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the 1940 Act and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Proposal”). A form of the Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus.

As a result of the Reorganization (if approved by unitholders), a Predecessor Fund unitholder will become a shareholder of the Successor Fund and unitholders of the Predecessor Fund will receive Successor Fund Class I Shares having a total dollar value equal to the net asset value (“NAV”) of the units such unitholder held in the Predecessor Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

The closing of Reorganization (the “Closing”) is currently scheduled to take place after the close of business on December 15, 2017, or such other date and time as the parties may agree (the “Closing Date”).

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the Predecessor Fund and the Trust, by the Trust if any condition precedent to its obligations has not been fulfilled or waived by the Trust, or by the Predecessor Fund if any condition precedent to its obligations has not been fulfilled or waived by the Predecessor Fund.

For more information about the Successor Fund, you should consult the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on December 6, 2017. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the 4th quarter of 2017, and is currently scheduled to take place after the close of business on December 15, 2017

Why is the Reorganization being proposed?

The Investment Adviser believes that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders. The Reorganization will accomplish the conversion of the Predecessor Fund into an open-end mutual fund. As a result, the proposed Reorganization of the Predecessor Fund into the Successor Fund, an open-end fund, will allow Predecessor Fund unitholders to recognize NAV for their units at their discretion and avoid limitations of receiving liquidity through the Predecessor Fund’s quarterly tender offers. In addition, the Successor Fund, as an open-end mutual fund that will publicly offer its shares on an ongoing basis and offer multiple classes of shares with fee structures and features designed for different categories of investors, may provide greater opportunities to seek to grow the fund over time, relative to the Predecessor Fund, which as a closed-end fund conducting a private placement of units had limited opportunities to increase its assets. Any such asset growth by the Successor Fund may benefit shareholders through the potential to achieve greater economies of scale. Larger funds are generally able to capitalize on economies of scale and spread fixed costs over a broader asset base, and may trade in larger quantities, therefore reducing trading costs. While the Successor Fund may grow over time, initially, the Successor Fund’s assets may decline due to the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, and resulting decrease in assets, as shareholders take the opportunity to redeem shares received in the reorganization at their NAV. Such redemptions from the Successor Fund may be minimized because the Predecessor has historically conducted quarterly tender offers to repurchase up to 40% of its outstanding units at NAV. The Investment Adviser has agreed to waive fees and/or reimburse expenses of the Successor Fund for a two year period beginning with the Successor Fund’s commencement of operations so that the net expenses of Class I shares of the Successor Fund will be equal to those of the net expenses of the Predecessor Fund immediately prior to the Reorganization, after giving effect to the Investment Adviser’s current fee waiver/expense reimbursement with respect to the Predecessor Fund.

In addition, the Successor Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholders may benefit from the simplified tax reporting associated with an investment in a RIC, relative to that associated with the Predecessor Fund, which is treated as a partnership for U.S. federal income tax purposes.

The proposed Reorganization has been reviewed and unanimously approved by the Board of Trustees of the Predecessor Fund and the Board of Trustees of the Trust. The Predecessor Fund Trustees recommend that you vote FOR the proposed Reorganization.

Will the portfolio management of the Predecessor Fund change?

No. The Investment Adviser will serve as the investment adviser of the Successor Fund and the same portfolio managers that currently manage the Predecessor Fund will be the portfolio managers of the Successor Fund.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the unitholders of the Predecessor Fund all materials relating to this Proxy Statement/Prospectus and soliciting unitholder votes, as well as the conversion costs associated with the Reorganization will be borne by the Investment Adviser. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Predecessor Fund, the Investment Adviser and its affiliates, or, if necessary, a communications firm retained for this purpose.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a transaction described in Section 351 of the Code. Based on information available to the Predecessor Fund, the Predecessor Fund does not expect Predecessor Fund unitholders to recognize taxable gain or loss as a result of the Reorganization.

For more detailed information about the tax consequences of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” herein.

How do the federal income tax consequences of an investment in the Funds differ?

The Predecessor Fund is a partnership for U.S. federal income tax purposes. The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Successor Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Successor Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Successor Fund intends to distribute at least annually substantially all of such income and gain. Accordingly, the RIC structure is intended to maintain the advantages of single-layer taxation enjoyed under the current partnership structure with respect to the treatment of taxable income. Unlike a partnership structure, however, the RIC structure will not be able to “pass through” losses to shareholders.

The RIC structure will also result in simplified tax reporting for the Successor Fund’s shareholders. Successor Fund shareholders will receive a Form 1099 for tax reporting purposes rather than the more complicated partnership Schedule K-1 provided to Predecessor Fund unitholders.

For additional information regarding the U.S. federal tax consequences of an investment in the Successor Fund see “Tax Matters” in the Successor Fund Prospectus, which is incorporated herein by reference and which accompanies this Proxy Statement/Prospectus.

Has the Board of the Predecessor Fund approved the proposed Reorganization?

Yes. The Predecessor Fund Board, including the Trustees who are not “interested persons” of the Predecessor Fund as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has unanimously approved the Reorganization and the Plan and recommends that you vote to approve the Plan. The Predecessor Fund Trustees believe that the proposed Reorganization is in the best interests of the Predecessor Fund and its unitholders, and that the interests of the Predecessor Fund’s unitholders will not be diluted as a result of the Reorganization. For information regarding the specific factors that were considered by the Predecessor Fund Trustees, please refer to “Board Considerations” herein.

How will the number of shares of the Successor Fund that I will receive be determined?

Unitholders of the Predecessor Fund will receive Successor Fund Class I Shares having a total dollar value equal to the NAV of the units such unitholder held in the Predecessor Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. The total value of your holdings should not change as a result of the Reorganization. The value of the Predecessor Fund’s assets and the NAV of the Successor Fund Class I Shares as of the Closing Date will be valued pursuant to the Successor Fund’s valuation procedures, which are the same as the Predecessor Fund’s valuation procedures. Because the Successor Fund has been formed for the purpose of effecting the Reorganization and has not commenced operations, it is expected that the initial NAV per share of the Successor Fund Class I Shares as of the Closing Date will equal $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder will receive will equal the aggregate dollar value of the unitholder’s units in the Predecessor Fund divided by $20.00.

Will my fees increase after the Reorganization?

No. The Successor Fund will pay the same investment advisory fee as the Predecessor Fund. And on a pro forma basis, the Successor Fund’s expenses are not expected to increase relative to those of the Predecessor Fund. However, the Successor Fund’s assets may decline due to the expected redemptions that typically occur after a closed-end fund is reorganized into an open-end fund, and resulting decrease in assets, as shareholders take the opportunity to redeem shares received in the reorganization at their NAV. Such redemptions from the Successor Fund may be minimized because the Predecessor has historically conducted quarterly tender offers to repurchase up to 40% of its outstanding units at NAV. The Investment Adviser has agreed to waive fees and/or reimburse expenses of the Successor Fund for a two year period beginning with the Successor Fund’s commencement of operations so that the net expenses of Class I shares of the Successor Fund will be equal to those of the net expenses of the Predecessor Fund immediately prior to the Reorganization, after giving effect to the Investment Adviser’s current fee waiver/expense reimbursement with respect to the Predecessor Fund.

For more details, please see “Comparison of Fees and Expenses” herein.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption fees in connection with the Reorganization.

Are the investment objectives and strategies of the Successor Fund similar to the investment objectives and strategies of the Predecessor Fund?

Yes. The Funds have substantially similar investment objectives and strategies. The Predecessor Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Successor Fund has a similar investment objective of seeking current income and capital appreciation.

Each Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”) and MLP-related investments in the infrastructure sector. Under normal market conditions, the Predecessor Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of infrastructure MLPs and MLP Affiliates (affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP) or companies operating in the infrastructure sector. Similarly, under normal market conditions, the Successor Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) operating in the infrastructure sector.

For a detailed comparison of each Predecessor Fund’s and Successor Fund’s investment objectives and strategies and a discussion of certain differences, see “Comparison of Investment Objectives, Strategies and Risks” herein.

Although there are certain differences in the manner in which the investment policies of the Funds are expressed, all of the portfolio securities of the Predecessor Fund may be held by the Successor Fund consistent with its investment policies. Therefore, the Investment Adviser does not expect that any portion of the Predecessor Fund’s portfolio assets will be sold in connection with the Reorganization as distinct from normal portfolio turnover.

Do the principal risks associated with investments in the Predecessor Fund differ from the principal risks associated with investments in the Successor Fund?

The principal risks of the Predecessor Fund are similar to those of the Successor Fund, although the precise identification and description of those risks may differ. With respect to the differences in risks, the risks that are not shared between both Funds are generally a result of the difference in the structure of the Predecessor Fund and Successor Fund as a closed-end fund and open-end fund, respectively. The Predecessor Fund is subject to risks related to the limited liquidity of it common units. The Successor Fund is subject to risks associated with purchases and redemptions by large shareholders. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of investment objectives, strategies and risks.”

What are the principal differences between open-end and closed-end funds?

In evaluating the Reorganization, unitholders of the Predecessor Fund should consider the important distinctions between closed-end and open-end investment companies and how those distinctions bear upon management of the Funds and the relative risks associated with an investment in the Funds. Open-end funds, such as Successor Fund, provide investors with liquidity by generally allowing shareholders to purchase, and sell (redeem) their shares at NAV each business day the mutual fund is open (subject to certain limitations, as provided in the applicable prospectus). As a result, the Successor Fund will engage in a continuous public offering of its shares on a daily basis and must stand ready to redeem its shares at the instruction of shareholders on a daily basis. The Successor Fund’s size will fluctuate both because of sales and redemptions of its shares as well as market appreciation and depreciation in fund assets. By contrast, the Predecessor Fund is a closed-end fund that offers its units in a private placement with monthly closings and may not redeem its units upon unitholder request. Instead, the Predecessor Fund has provided limited liquidity through quarterly tender offers (typically for up to 40% of its outstanding units). This distinction has a direct bearing on the management of the Funds and on expenses to which the Funds are subject.

As an open-end fund, the Successor Fund must be managed in anticipation of possible redemptions, which generally must be honored within seven days after a redemption request is received by the Fund in good order. Payments to shareholders that redeem their shares generally must be paid in cash, the source of which typically is cash-on-hand or cash raised by the sale of portfolio securities. Conversely, except with respect to quarterly tender offers, the Predecessor Fund need not be managed in anticipation of possible redemptions. As such, the Successor Fund may hold more liquid assets, such as a larger cash position, than the Predecessor Fund in order to be managed in anticipation of possible redemptions. The Successor Fund, as an open-end fund, may have greater potential for growth in size through sales of additional shares, with the flexibility in management and the potential per share cost savings that may arise from increased size

How many votes am I entitled to cast?

As a unitholder of the Predecessor Fund, you are entitled to one vote for each whole unit, and a proportionate fractional vote for each fractional unit, that you own of the Predecessor Fund on the record date. The record date is October [            ], 2017 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Predecessor Fund’s unitholders.

How do I vote my units?

You can vote your units in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or vote by telephone or over the Internet by following the instructions provided on the proxy card. If you need any assistance, or have any questions regarding the Proposal or how to vote your units, please call (888) 777-2346.

What are the quorum and approval requirements for the Reorganization?

A majority of the units outstanding and entitled to vote on the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal.

Approval of the Reorganization requires the affirmative vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. Therefore, we encourage unitholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

What happens if the Reorganization is not approved by the Predecessor Fund’s unitholders?

If the unitholders of the Predecessor Fund do not approve the Reorganization, the Predecessor Fund Board will consider other alternatives, including liquidation of the Predecessor Fund.

COMPARISON OF THE PREDECESSOR FUND AND THE SUCCESSOR FUND

Comparison of Fees and Expenses

The tables below allow a unitholder to compare the sales charges, management fees and expense ratios of the Predecessor Fund and the pro forma Successor Fund and to analyze the estimated expenses that the Successor Fund expects to bear following the Reorganization.

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended November 30, 2016 for the Predecessor Fund. The numbers provided in the following expense tables and examples for the pro forma Successor Fund are estimates because the Successor Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Shareholder Fees (fees paid directly from your investment)

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund) Pro Forma
	Units	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Wire Transfer Fee	None	$15	[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Cushing MLP Infrastructure Fund (Successor Fund) Pro Forma
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses [2]	0.92%	0.91%
Total Annual Fund Operating Expenses [3]	1.92%	1.91%
Fee Waiver/Expense Reimbursement [3]	(0.42)%	(0.41)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement [3]	1.50%	1.50%[4]

(1)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition your bank may charge a fee for receiving wires.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(3)	The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Successor Fund for certain Successor Fund operating expenses, such that total annual fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees and service fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for Class I Shares, subject to possible recoupment from the Successor Fund in future years on a rolling three year basis (within the three years after the date that such fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Successor Fund prior to two years from the closing of the Reorganization and may be modified or terminated by the Investment Adviser at any time thereafter. The Investment Adviser has also agreed to waive a portion of the management fee and/or reimburse the Predecessor Fund for certain operating expenses so that the annual expenses (whether incurred directly by the Predecessor Fund or indirectly at the Master Fund level) exclusive of taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses (other than the fees and expenses of the Master Fund borne by the Predecessor Fund) or extraordinary expenses, such as litigation, do not exceed 1.50%, subject to possible recoupment from the Predecessor Fund in future years on a rolling three year basis (within the three years after a portion of the advisory fee has been waived or the date operating expenses were reimbursed) if such recoupment can be achieved without exceeding the expense limitation. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Predecessor Fund prior to November 30, 2018 and may be modified or terminated by the Investment Adviser at any time thereafter.

(4)	To the extent that there may be significant redemptions from the Successor Fund following the Reorganization, it may increase the Successor Fund’s Annual Fund Operating Expenses (before waivers), but Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement would remain at 1.50%, pursuant to the expense limitation agreement noted below.

Expense Example

The following Examples are intended to help you compare the cost of investing in units of the Predecessor Fund with the cost of investing in the Successor Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your units or shares, as applicable, at the end of those periods. It assumes a 5% return each year and no change in expenses. Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		The Cushing MLP Infrastructure Fund I (Predecessor Fund)
	1 Year	3 Years	5 Years	10 Years
Predecessor Fund units	$153	$520	$958	$2,176

		Cushing MLP Infrastructure Fund (Successor Fund) Pro Forma
	1 Year	3 Years	5 Years	10 Years
Successor Fund Class I shares	$153	$519	$955	$2,168

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Expense Example presented above is based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses will be achieved because expenses depend on a variety of factors, such as the future level of the Successor Fund’s assets. Those factors are beyond the control of the Successor Fund and he Investment Adviser. Actual expenses may be greater or less than those shown in the tables above and may change.

Comparison of Investment Objectives, Strategies and Risks

The following summarizes the investment objectives, strategies and risks of the Predecessor Fund and the Successor Fund. Further information about the Successor Fund’s investment objectives, strategies and risks are contained in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus

Investment Objective

The Funds have similar investment objectives. The Predecessor Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions paid to its unitholders. The Successor Fund has a similar investment objective of seeking current income and capital appreciation. The investment objectives of both Funds are non-fundamental and may be changed without unitholder or shareholder approval.

Principal Investment Strategies

The principal investment strategies of the Successor Fund are substantially similar to the principal investment strategies of the Predecessor Fund.

Each Fund seeks to achieve its investment objective by investing primarily in MLPs and MLP-related investments in the infrastructure sector. Under normal market conditions, the Predecessor Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of infrastructure MLPs and MLP Affiliates (affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP) or companies operating in the infrastructure sector. Similarly, Under normal market conditions, the Successor Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of MLPs and MLP-related investments (together, “MLP Investments”) operating in the infrastructure sector. The Successor Fund’s MLP Investments may include, but are not limited to, investments that offer economic exposure to MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, securities that are derivatives of interests in MLPs, including indirect ownership interests in an MLP issued by an MLP affiliate (I-Shares), and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies.

The Predecessor Fund considers an investment to be an infrastructure investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The infrastructure investments in which the Funds seek to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities.

The Predecessor Fund and the Successor Fund are each non-diversified and may invest in companies of any market capitalization size, including small-cap and mid-cap companies.

While the Predecessor Fund may invest without limitation in MLPs that are treated as that are not Qualified Publicly Traded Partnerships for U.S. federal income tax purposes, the Successor Fund will not invest more than 25% of its total assets in such MLPs.

Both the Predecessor Fund and the Successor Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that each Fund may invest up to 5% of the Fund’s total assets in lower rated or unrated debt securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

The Predecessor Fund generally seeks to invest no more than 10% of the Predecessor Fund’s total assets in any one issue and no more than 15% of total assets in any one issuer, in each case, determined at the time of investment. For purposes of this limit, an “issuer” includes both an MLP and its controlling general partner or managing member and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. The Predecessor Fund may seek to invest in IPOs and secondary market issuances, private investment in public equity (“PIPE”) transactions. Generally, no more than 50% of the Predecessor Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.

The Successor Fund may invest up to 20% of its total assets in equity and debt securities that are not infrastructure MLP Investments. Such investments may include U.S. or non-U.S. common stock, depositary receipts, preferred stock, convertible securities, investment company investments (including mutual funds, other closed-end funds or ETFs), and rights and warrants.

Principal Risks

The following principal risks of investments in the Predecessor Fund and the Successor Fund are similar, although the precise identification and description of those risks may differ. With respect to the differences in risks, those of the Predecessor Fund’s risks that are not shared with the Successor Fund are generally a result of the Predecessor Fund’s status as a closed-end fund. Below is a description of the risks of investing in the Predecessor Fund and Successor Fund. The discussion below presents the risks as disclosed in the Successor Fund Prospectus.

Neither the Predecessor Fund nor the Successor Fund can guarantee that it will achieve its investment objective. If the value of a Fund’s investments goes down, you may lose money.

Market Risk. The value of the Funds’ investments may fluctuate because of changes in the markets in which the Funds invest, which could cause the Funds to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Funds’ shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Funds and their shareholders. The Investment Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Funds’ performance will correlate with any increase in oil and gas prices.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Cash Flow Risk. The Funds derive substantially all of their cash flow from MLP Investments. The amount of cash that the Funds have available to distribute to shareholders will depend on the ability of the MLP Investments in which the Funds have an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Concentration Risk. Because the Funds are concentrated in the group of industries that make up the energy infrastructure sector, each Fund will be more susceptible to the risks associated with the sector than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards MLP Investments may adversely affect the Funds, and the performance of MLP Investments may lag behind the broader market as a whole.

Infrastructure MLP Investments Risks. Infrastructure MLP Investments are subject to certain risks, including, but not limited to, the following:

•	such companies are be affected by fluctuations in the prices of energy commodities;

•	the highly cyclical nature of the industries in which companies operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund its continued operations;

•	a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of such companies and, therefore, their ability to make distributions or pay dividends;

•	a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of such companies;

•	such companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies;

•	the industries in which such companies operate are highly competitive;

•	extreme weather conditions could result in substantial damage to the facilities of such companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

•	the amount of cash that the Funds have available to distribute to shareholders will depend on the ability of the companies in which the Funds have an interest to make distributions or pay dividends to their investors, and the tax character of those distributions or dividends;

•	the profitability of such companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

•	there is an inherent risk that such companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of such companies, and the cost of any remediation that may become necessary, which such companies may not be able to recover from insurance;

•	certain MLPs and related companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions;

•	the operations of such companies are subject to many hazards inherent in their business, including terrorist attacks; the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

•	securities issued by such companies are generally considered interest rate sensitive and in periods of interest rate volatility may not provide attractive returns; and

•	securities issued by such companies may experience limited trading volumes and, thus, may have limited liquidity .

See “Additional Information About the Investment Strategies and Related Risks of the Fund” in the Successor Fund Prospectus, which is incorporated herein by reference, for additional information.

Industry Specific Risk. Infrastructure MLP Investments are also subject to risks that are specific to the particular industry in which they operate.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The portion, if any, of a distribution received by a Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The final portion of the distributions received by a Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from a Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

Canadian Investment Risks. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

Equity Securities Risk. Equity securities, including MLP common units, can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Debt Securities Risk. The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States have been at or near historic lows, which may increase the Funds’ exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Investment Adviser might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of a Fund’s bond holdings.

Valuation Risk. Market prices may not be readily available for certain of the Funds’ investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board.

Market Capitalization Risk. To the extent the Funds invest in the securities issued by small-, mid-, or large-cap companies, the Funds will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Liquidity and Valuation Risk. Securities purchased by the Funds may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that a Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Derivatives Risk. Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Funds to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Funds to lose more money than it would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Funds.

Non-Diversification Risk. The Funds are non-diversified investment companies under the 1940 Act. Accordingly, the Funds may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes non-diversified funds, like the Funds, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Funds.

Limited Liquidity of Common Units (Predecessor Fund Only). The Predecessor Fund may, from time to time, conduct tender offers to repurchase common units from unitholders in those amounts, and on such terms and conditions as the Predecessor Fund Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Predecessor Fund at that time. In determining whether the Predecessor Fund should conduct a tender offer to repurchase common units, the Predecessor Fund Board will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser currently expects that it will generally recommend to the Predecessor Fund Board that the Predecessor Fund conduct tender offers to repurchase common units quarterly. However, the Predecessor Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. There is no guarantee that a unitholder will be able to sell all of the common units desired to be sold by such unitholder in any particular tender offer. If a tender offer is oversubscribed by unitholders, the Predecessor Fund will purchase only a pro rata portion of the common units tendered by each unitholder. The potential for pro ration may cause some investors to tender more common units for repurchase than they wish to have repurchased. The Predecessor Fund’s withdrawal and tender offer policies will have the effect of decreasing the size of the Predecessor Fund over time from what it otherwise would have been and may force the Predecessor Fund to sell assets it would not otherwise sell, reduce the investment opportunities available to the Predecessor Fund and/or cause the Predecessor Fund’s expense ratio to increase.

Investments by Large Shareholders (Successor Fund Only). From time to time, the Successor Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Successor Fund’s performance if the Successor Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Successor Fund’s transaction costs.

Comparison of Fundamental Investment Restrictions

As required by the 1940 Act, each Fund has adopted the same fundamental investment restrictions. Fundamental investment restrictions may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. Each Fund has the same fundamental investment policies.

Each Fund may not:

1.	borrow money or issue senior securities except in compliance with the 1940 Act;

2.	act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

3.	invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the energy and energy infrastructure sectors, and except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;

4.	purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, or (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and except as otherwise permitted by applicable law;

5.	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities, and except as otherwise permitted by applicable law;

6.	make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets or (c) by engaging in repurchase agreements, and except as may otherwise be permitted by applicable law.

Comparison of Portfolio Turnover

The Predecessor Fund’s portfolio turnover for its most recent fiscal year ended November 30, 2016 was 54.68% of the average value of its portfolio. The Successor Fund has not commenced operations, as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Successor Fund’s portfolio turnover rate will likely be similar to that of the Predecessor Fund. Open-end funds commonly have higher turnover than closed-end funds, particularly as open-end fund asset may fluctuate in connection with daily purchase and redemption activity. As a result, the Successor Fund may have higher portfolio turnover as a result of purchasing and selling securities in response to shareholder activity.

Comparison of Fund Performance

If the Reorganization is approved, the Successor Fund will continue the performance history of the Predecessor Fund. The Successor Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about the performance of the Predecessor Fund, see Appendix C of this Proxy Statement/Prospectus.

Comparison of Investment Advisers and Other Service Providers

Investment Adviser

The Investment Adviser serves as the investment adviser for the Predecessor Fund and the Successor Fund. The Investment Adviser, a Delaware limited partnership located at 8117 Preston Road, Suite 440, Dallas, Texas 75225, is an investment adviser registered with the SEC. As of June 30, 2017, the Investment Adviser had approximately $3.5 billion of assets under management in closed-end funds, mutual funds, privately offered funds and separately managed accounts.

Each Fund pays the same investment advisory fee rate. Under the terms of the advisory agreement between the Master Fund and the Investment Adviser, the Master Fund pays the Investment Adviser a fee, which is borne by the Predecessor Fund, at an annual rate equal to 1.00% of the Fund’s Managed Assets (defined as means the total assets of the Master Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to financial leverage, including, without limitation, financial leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Master Fund’s investment objective and policies, and/or (iv) any other means). The Investment Adviser has agreed to waive a portion of the management fee and/or reimburse the Predecessor Fund for certain operating expenses so that the annual expenses (whether incurred directly by the Predecessor Fund or indirectly at the Master Fund level) exclusive of taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses (other than the fees and expenses of the Master Fund borne by the Predecessor Fund) or extraordinary expenses, such as litigation, do not exceed 1.50%, subject to possible recoupment from the Predecessor Fund in future years on a rolling three year basis (within the three years after a portion of the advisory fee has been waived or the date operating expenses were reimbursed) if such recoupment can be achieved without exceeding the expense limitation. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Predecessor Fund prior to November 30, 2018 and may be modified or terminated by the Investment Adviser at any time thereafter.

Under the terms of the advisory agreement between the Successor Fund and the Investment Adviser, the Successor Fund pays the Investment Adviser a fee at an annual rate equal to a 1.00% of the average daily value of the Successor Fund’s Managed Assets (defined as the total assets of the Successor Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Successor Fund’s investment objective and policies). The Investment Adviser has agreed to waive a portion of the management fee and reimburse the Successor Fund for certain Successor Fund operating expenses, such that total annual fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees and service fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for Class I Shares, subject to possible recoupment from the Successor Fund in future years on a rolling three year basis (within the three years after the date that such fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees of the Successor Fund prior to two years from the closing of the Reorganization and may be modified or terminated by the Investment Adviser at any time thereafter.

A discussion regarding the basis for the Board of Trustees of the Trust’s approval of the investment advisory agreement for the Successor Fund will be available in the Successor Fund’s first annual or semi-annual report to shareholders following commencement of operations.

A discussion regarding the basis for the Predecessor Fund Board’s approval of the investment management agreement for the Predecessor Fund is available in the Predecessor Fund’s November 30, 2016 annual report to unitholders.

Portfolio Managers

The portfolio managers for the Predecessor Fund also serve as the portfolio managers of the Successor Fund.

Jerry V. Swank, Founder, Managing Partner and Co-Chief Investment Officer of the Investment Adviser, Elizabeth F. Toudouze, Portfolio Manager of the Investment Adviser, and John Musgrave, Portfolio Manager and Co-Chief Investment Officer of the Investment Adviser, are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Swank and Ms. Toudouze have been portfolio managers of the Successor Fund since its inception and have been portfolio managers of the Predecessor Fund since its inception. Mr. Musgrave has been a portfolio manager of the Successor Fund since its inception and has been a portfolio manager of the Predecessor Fund since 2012.

For more information about the management of the Successor Fund, please refer to the “Management of the Fund” in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Custodian

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, provides custodian services for the securities and cash of the Predecessor Fund and Successor Fund. U.S. Bank, N.A. utilizes foreign sub-custodians under procedures approved by the applicable Board in accordance with applicable legal requirements.

Administrator, Fund Accounting Agent and Transfer Agent

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, serves as the administrator, fund accounting agent and transfer agent for each of the Predecessor Fund and Successor Fund.

Independent Registered Public Accounting Firm

KPMG LLP, 2323 Ross Avenue, Dallas, Texas 75201, serves as the independent registered public accounting firm for the Predecessor Fund and Successor Fund.

Distributor

Quasar Distributors, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as the distributor for the units of the Predecessor Fund and the shares of the Successor Fund.

Comparison of Fund Shares

The Predecessor Fund has a single class of units, while the Successor Fund offers Class A, Class C and Class I shares of beneficial interest. Each such class of shares of the Successor Fund offers a distinct structure of sales charges, distribution and service fees, and reductions and waivers thereto, which are designed to address a variety of investment needs. In addition, some share classes of have certain eligibility requirements which must be met to invest in that class of shares. Unitholders of the Predecessor Fund will receive Successor Fund Class I Shares in the Reorganization. Like the Predecessor Fund, the Class I shares of the Successor Fund are not subject to any sales charges, redemption fees or distribution fees.

The minimum initial investment in Class I shares of the Successor Fund is $250,000; provided that this minimum initial investment shall not apply to Class I shares received in the Reorganization. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Successor Fund reserves the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

If a Class I shareholder’s account balance falls below $250,000 for any reason, the shareholder will be given 60 days to make additional investments so that the account balance is $250,000 or more; provided that in the case of Predecessor Fund shareholders who receive Class I shares in the Reorganization, the minimum account balance shall be $5,000. If the shareholder does not increase the account balance, the Successor Fund may convert the shareholder’s Class I shares into Class A shares, at which time the shareholder’s account will be subject to the involuntary redemption policies and procedures for Class A shares. Any such conversion will occur at the relative net asset value of the two share classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

The Successor Fund also offers other classes of shares with different eligibility requirements that shareholders may wish to purchase in the future.

Purchase and Redemption Procedures for Shares of the Successor Fund

As an open-end fund, shares of the Successor Fund are purchased and redeemed with the Successor Fund.

Purchase Procedures

The Successor Fund offers shares through its distributor on a continuous basis. Shares of the Successor Fund may be purchased directly through its transfer agent and through other authorized financial intermediaries. The purchase price of each Class I share of the Successor Fund is based on the net asset value next determined after the order is received in good order by the Successor Fund or its agent. Purchases of shares of the Successor Fund may be made by mail or telephone. Additional information regarding the purchase procedures of the Successor Fund is available in the Successor Fund Prospectus in the section entitled “How to Purchase Shares.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Unitholders of the Predecessor Fund whose units are held directly with the Predecessor Fund’s transfer agent will have their Successor Fund Class I Shares received in the Reorganization credited to a new account with the same registration at the Successor Fund’s transfer agent. Shareholders in the Predecessor Fund whose shares are held in an account with a broker dealer should contact their financial advisor to verify how the shares of the Successor Fund will be maintained.

Redemption Procedures

A shareholder may redeem shares of the Successor Fund at any time. The Successor Fund makes redemptions in cash, typically by check, electronic bank transfer or wire. The Successor Fund reserves the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).

Additional information regarding the redemption procedures of the Successor Fund is available in the Successor Fund Prospectus in the section entitled “How to Redeem Shares.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Frequent Purchases and Redemptions

Frequent purchases and redemptions of the Successor Fund’s shares by a shareholder may harm other shareholders of the Successor Fund by interfering with efficient management of the Successor Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees of the Successor Fund discourages frequent purchases and redemptions of shares of the Successor Fund and has adopted the policies and procedures with respect to frequent purchases and redemptions of shares described below. Although the Successor Fund has taken steps to discourage frequent purchases and redemptions of the Successor Fund shares, the Successor Fund cannot guarantee that such trading will not occur. Additional information is available in the Successor Fund Prospectus in the section entitled “Market Timing and Abusive-Trading Activity Policy.” The Successor Fund Prospectus has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies

Each Fund generally declares and distributes its net investment income, if any, through quarterly distributions. Capital gains, if any, may be distributed at least annually. Capital gains, if any, may be distributed at least annually.

The Successor Fund expects that distributions paid on the shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).

A portion of the Successor Fund’s distributions may also be characterized as return of capital. The Successor Fund may invest up to 25% of its total assets in MLPs and a portion of the cash distributions received by the Successor Fund from the MLPs in which it invests may be characterized as return of capital. If, for any calendar year, the Successor Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a return of capital for U.S. federal income tax purposes up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly, which will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of common shares. The Successor Fund cannot assure you as to what percentage, if any, of the distributions paid on the shares will consist of net capital gain, which is taxed at reduced rates for non-corporate shareholders, or return of capital.

To permit the maintenance of a more stable distribution rate, the Successor Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Successor Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Successor Fund’s net asset value.

Dividend Reinvestment Plan

All distributions will be reinvested in Successor Fund shares unless you choose one of the following options:

(1) receive dividends in cash while reinvesting capital gain distributions in additional Successor Fund shares;

(2) receive capital gain distributions in cash while reinvesting dividends in additional Successor Fund shares; or

(3) receive all distributions in cash.

Distributions are taxable whether received in cash or additional Successor Fund shares

Additional information is available in the Successor Fund Prospectus, which has been incorporated by reference into this Proxy Statement/Prospectus and accompanies this Proxy Statement/Prospectus.

Fiscal Year End

The Predecessor Fund’s and Successor Fund’s fiscal year end is November 30.

Comparison of Business Structures, Governing Documents and Applicable Law

The Predecessor Fund was organized as a Delaware statutory trust. The Predecessor Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Predecessor Fund registered as a non-diversified, closed-end management investment company under the 1940 Act. Since July 1, 2015, the Predecessor Fund has operated as a feeder fund in a master/feeder structure by investing substantially all of its investable assets in the Master Fund. The Predecessor Fund is currently the only feeder fund that invests in the Master Fund. Pursuant to the Plan, immediately prior to the closing of the Reorganization, the Master Fund will liquidate and distribute all of its assets to the Predecessor Fund.

The Successor Fund is a newly formed series of a Delaware statutory trust. The operations of the Predecessor Fund are governed by the Predecessor Fund’s Agreement and Declaration of Trust, as amended, and by-laws. The operations of the Successor Fund and the Trust are governed by the Trust’s Agreement and Declaration of Trust and by-laws.

Under the Proposal, if approved, the Predecessor Fund will reorganize into the Successor Fund and be governed by the Trust’s Agreement and Declaration of Trust and by-laws. Each Fund currently operates pursuant to an agreement and declaration of trust that are substantially similar. The following is a discussion of the differences within the respective governing documents of each Fund, but is not a complete description thereof. This summary is qualified in its entirety by reference to the governing documents of the Predecessor Fund, copies of which were filed as exhibits to the Predecessor Fund’s registration statement, and the governing documents of the Successor Fund, copies of which were filed as exhibits to the Successor Fund’s registration statement.

Under each Fund’s Declaration of Trust, the Trustees have the power to issue an unlimited number of shares, without shareholder approval. The Trustees of the Successor Fund, however, also have the power to establish and designate multiple series of the Trust. Each series operates as a separate fund with separately defined investment objectives and policies and distinct investment purposes. Among other things, the Successor Fund’s Declaration of Trust provides that shareholders of all series and classes of the Successor Fund vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more funds or classes of shares. The Successor Fund’s Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The Successor Fund’s Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

Although the process to elect Trustees is the same under each Fund’s Declaration of Trust, the removal of Trustees is different. Under the Predecessor Fund’s Declaration of Trust, Trustees may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees then in office, followed by approval of at least 75% of the shares then outstanding and entitled to vote. Trustees of the Successor Fund, however, may be removed with or without cause at any time by vote of at least two-thirds of the number of Trustees prior to such removal or by vote of at least two-thirds of the shares then outstanding and entitled to vote.

Pursuant to the Predecessor Fund’s Declaration of Trust, units of the Predecessor Fund are not redeemable by unitholders and no unitholder has the right to require the Predecessor Fund to redeem or repurchase units. The Trustees, however, may, from time to time and in their absolute discretion and on such terms and conditions as they may determine, cause the Predecessor Fund to offer to repurchase units pursuant to written tender offers.

Pursuant to the Successor Fund’s Declaration of Trust, shareholders of the Successor Fund have the right to require the Successor Fund to redeem all or any part of their shares of that series at a redemption price equal to the net asset value per share of that series.

BOARD CONSIDERATIONS

The Reorganization of the Predecessor Fund into the Successor Fund was reviewed by the Board of Trustees of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund Board”), with the advice and assistance of the Predecessor Fund’s counsel and counsel to the Predecessor Fund’s Trustees who are not “interested persons” of the Predecessor Fund or of the Investment Adviser (the “Independent Trustees”), preliminarily at the regular meeting of the Predecessor Fund Board on August 24, 2017, and further, at a special meeting of the Predecessor Fund Board held on September 14, 2017.

In connection with the September meeting, the Predecessor Fund Board requested, and the Investment Adviser provided, information related to the Reorganization. The materials reviewed and discussed by the Predecessor Fund Board included a memorandum prepared by counsel to the Predecessor Fund regarding the Reorganization; a letter prepared by the Investment Adviser with respect to the proposed Reorganization in response to a questionnaire sent by counsel to the Independent Trustees addressing several factors to be considered in connection with the proposed Reorganization; and a management presentation, which included projected expense ratios for the Successor Fund following the Reorganization.

In its deliberations, the Predecessor Fund Board did not identify any single factor that was paramount or controlling, and each Predecessor Fund Trustee may have attributed different weights to various factors. The general factors considered by the Predecessor Fund Board in assessing and approving the Reorganization included, among others, in no order of priority:

•	The Investment Adviser’s recommendation of the Successor Fund’s service providers and the Investment Adviser’s request that the Predecessor Fund Board approve the Reorganization based on the Investment Adviser’s assertion that the Reorganization would be in the best interests of the Predecessor Fund and its unitholders;

•	The management fee charged by the Investment Adviser would be the same for the Successor Fund as for the Predecessor Fund;

•	The Successor Fund’s gross expense ratio, as projected by the Investment Adviser following the proposed Reorganization (before fee waivers and/or expense reimbursements) is expected to be slightly lower than the current gross expense ratio of the Predecessor Fund, based upon information provided in the meeting materials, and the Investment Adviser has agreed to cap the fees and expenses of the Successor Fund for a two-year period from the date of the Reorganization, on the same terms and at the same level as the Predecessor Fund’s current expense cap, subject to a rolling 3-year recoupment period;

•	The Investment Adviser’s agreement to pay all of the expenses of the Reorganization;

•	The continuity of investment advice for unitholders of the Predecessor Fund following the merger into the Successor Fund as a result of both Funds being managed by the same investment adviser using the same principal investment strategies, other than a limitation on investments by the Successor Fund in qualified publicly traded partnerships to below 25% of the Fund’s portfolio;

•	The enhanced liquidity from quarterly redemption rights (subject to a percentage limitation) under the Predecessor Fund to daily redemptions rights under the Successor Fund;

•	The enhanced universe of eligible investors from “accredited investors” in the Predecessor Fund to all U.S. investors who satisfy the minimum investment criteria in the Successor Fund;

•	The greater ability to market the Successor Fund because, unlike the Predecessor Fund, the offer and sale of securities by the Successor Fund will be registered pursuant to the Securities Act of 1933, and the potential benefits of the Reorganization anticipated by the Adviser by engaging in enhanced marketing opportunities; and

•	The anticipated tax-free nature of the exchange of interests in the Reorganization.

After considering all of the factors outlined above and such other factors as the Predecessor Fund Board deemed appropriate, the Predecessor Fund Board, including the Independent Trustees, approved the Reorganization of the Predecessor Fund into the Successor Fund. In approving the Reorganization, the Predecessor Fund Board determined that the Reorganization would be in the best interests of the Predecessor Fund and that the interests of the Predecessor Fund’s unitholders would not be diluted as a result of the Reorganization.

THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by unitholders of the Predecessor Fund, the Reorganization of the Predecessor Fund into the Successor Fund is expected to occur after the close of business on December 15, 2017, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that at Closing the Predecessor Fund will contribute, assign, deliver and otherwise transfer all of its then-existing assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing Date, books and records, any deferred tax benefit and any other property owned by the Predecessor Fund as of the Closing Date (collectively, the “Assets”). In consideration thereof, the Trust, on behalf of the Successor Fund, agrees at the Closing (i) to assume and pay when due all liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Predecessor Fund, whether known or unknown, absolute, contingent, or accrued, including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Agreement and Declaration of Trust, as amended, or otherwise, existing as of the Closing Date (collectively the “Liabilities”); and (ii) to deliver to the Predecessor Fund at the Closing full and fractional Successor Fund Class I Shares (to the third decimal place) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund as of 4:00 p.m. Eastern time on the Closing Date.

Immediately following the Closing, the Successor Fund Class I Shares received by the Predecessor Fund shall be transferred to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund unitholders. The aggregate net asset value of the Successor Fund shares to be so credited to Predecessor Fund unitholders shall be equal to the aggregate net asset value of the then outstanding Predecessor Fund units owned by Predecessor Fund unitholders as of 4:00 p.m. Eastern time on the Closing Date.

The value of the Predecessor Fund’s assets and the NAV of the Successor Fund Class I Shares as of the Closing Date will be valued pursuant to the Successor Fund’s valuation procedures, which are the same as the Predecessor Fund’s valuation procedures.

Because the Successor Fund has been formed for the purpose of effecting the Reorganization and has not commenced operations, it is expected that the initial NAV per share of the Successor Fund Class I Shares as of the Closing Date will equal $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder will receive will equal the aggregate dollar value of the unitholder’s units in the Predecessor Fund divided by $20.00.

Following the Closing Date, the Predecessor Fund will terminate its registration under the 1940 Act and dissolve as soon as practicable.

The Plan contains a number of representations and warranties made by the Predecessor Fund to the Successor Fund related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties are made by the Successor Fund to the Predecessor Fund. The Plan contains a number of conditions precedent that must occur before either the Predecessor Fund or Successor Fund is obligated to proceed with the Reorganization. These include, among others, that the unitholders of the Predecessor Fund approve the Plan with respect thereto.

Under the Plan, the Predecessor Fund and the Successor Fund may agree to terminate and abandon the Reorganization at any time before or after the approval of unitholders of the Predecessor Fund, or either the Predecessor Fund or the Successor Fund may terminate and abandon the Reorganization if circumstances should develop that, in the opinion of the Board of Trustees of the Predecessor Fund or the Successor Fund, make proceeding with the Plan inadvisable.

Pursuant to the Plan, the expenses relating to the Reorganization will be borne by the Investment Adviser. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus, expenses of holding shareholder meetings (including, without limitation, soliciting proxies), costs associated with the formation and organization of the Successor Fund, and costs of winding down and terminating the existence of the Predecessor Fund.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

Description of the Securities to be Issued

Unitholders of the Predecessor Fund class will receive full and fractional Successor Fund Class I Shares in accordance with the procedures provided for in the Plan. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Each share of the Successor Fund represents an equal proportionate interest with each other share of the Successor Fund. The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

This section provides a summary of certain U.S. federal income tax considerations generally applicable to unitholders of the Predecessor Fund that hold units of the Predecessor Fund as capital assets within the meaning of the Code (generally, property held for investment). The discussion is based upon the Code, the regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Predecessor Fund or the Successor Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Unitholders of the Predecessor Fund must consult their tax advisors as to the U.S. federal income tax consequences of the Reorganization and of acquiring, holding and disposing of shares of the Successor Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “United States Person” means a beneficial owner of units of the Predecessor Fund that, for U.S. federal income tax purposes, is one of the following:

1.	an individual who is a citizen or resident of the United States;

2.	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

3.	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

4.	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds units, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold units should consult their tax advisors.

Taxation of the Reorganization

The Reorganization has been structured in a manner intended to result in no recognition of taxable income to Predecessor Fund unit holders. For federal income tax purposes, the Reorganization is intended to be treated as (i) a transfer by the Predecessor Fund of its assets to the Successor Fund in exchange for Successor Fund Class I Shares and the assumption by the Successor Fund of the Predecessor Fund’s liabilities, followed by (ii) a distribution of the Successor Fund Class I Shares by the Predecessor Fund to its unitholders in complete liquidation of the Predecessor Fund.

Predecessor Fund unitholders will generally not recognize gain or loss upon the distribution by the Predecessor Fund of Successor Fund Class I Shares in liquidation of the Predecessor Fund. Nevertheless, the Successor Fund’s assumption of the Predecessor Fund’s liabilities in the Reorganization will reduce each Predecessor Fund unitholder’s share of the Predecessor Fund’s liabilities, which reduction will be treated for Federal income tax purposes as a deemed cash distribution to Predecessor Fund unitholders. Accordingly, the adjusted tax basis of each Predecessor Fund unitholder’s interest in the Predecessor Fund, which includes a Predecessor Fund unitholder’s share of Predecessor Fund liabilities, will be reduced to reflect each Predecessor Fund unitholder’s share of such deemed distribution. A Predecessor Fund unitholder would recognize gain to the extent the deemed distribution exceeds the adjusted tax basis of the Predecessor Fund unitholder’s interest in the Predecessor Fund before the distribution.

In addition, the Successor Fund’s acquisition of the Predecessor Fund’s interests in MLPs in the Reorganization will reduce the Predecessor Fund’s allocable share of each MLP’s liabilities, which reduction will similarly be treated for Federal income tax purposes as a deemed cash distribution from the underlying MLP to the Predecessor Fund. Accordingly, the adjusted tax basis of the Predecessor Fund’s interest in each MLP, which includes the Predecessor Fund’s share of each MLP’s liabilities, will be reduced to reflect such deemed distribution. The Predecessor Fund would recognize gain to the extent the deemed distribution exceeds the adjusted tax basis of the Predecessor Fund’s interest in the MLP before the distribution. Any such gain would be allocated to Predecessor Fund unitholders in accordance with the Predecessor Fund partnership agreement. The Predecessor Fund does not expect to recognize any such gain, though no assurance can be given in this regard.

The aggregate adjusted tax basis of the Successor Fund Class I Shares received by a Predecessor Fund unitholder in complete liquidation of the Predecessor Fund will be the same as the aggregate tax basis of the units held by such Predecessor Fund unitholder (after adjustment for the deemed distribution in respect of liabilities assumed by the Successor Fund, as discussed above). The holding period of the Successor Fund Class I Shares received by a Predecessor Fund unitholder will include the Predecessor Fund’s holding period in the Successor Fund Class I Shares. The Predecessor Fund’s holding period in the Successor Fund Class I Shares, in turn, will include the holding period of the assets that were deemed transferred by the Predecessor Fund to the Successor Fund as a result of the Reorganization, provided that such assets were capital assets or property described in Section 1231 of the Code (i.e., assets used in a trade or business) on the date of the Reorganization.

As a result of the Reorganization, the Successor Fund and its shareholders will be required to comply with certain reporting requirements set forth in the U.S. Treasury regulations, which will require the reporting of certain facts regarding the Reorganization. The Successor Fund will provide shareholders with the documentation that they will be required to furnish with their tax returns for the year of the Reorganization.

Taxation of the Successor Fund as a RIC

The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Successor Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a RIC, the Successor Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from the following sources, which are referred herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities, loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Successor Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Successor Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Successor Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Successor Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Successor Fund’s investments in equity interests of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such MLP that would be Qualifying Income if earned directly by the Successor Fund.

The Successor Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Successor Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Successor Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Successor Fund intends to distribute annually all or substantially all of such income and gain. If the Successor Fund retains any investment company taxable income or net capital gain (as defined below), it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Successor Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Successor Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Successor Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Successor Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Successor Fund against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Successor Fund level. To avoid the excise tax, the Successor Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Successor Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Successor Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Successor Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Successor Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Successor Fund during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Successor Fund’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Successor Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed on all of its taxable income in the same manner as an ordinary corporation and distributions to the Successor Fund’s shareholders would not be deductible by the Successor Fund in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Successor Fund would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Successor Fund as an additional tax. In addition, if the Successor Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Successor Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Successor Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

Gain or loss on the sale of securities by the Successor Fund will generally be long-term capital gain or loss if the securities have been held by the Successor Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Successor Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (including the dividends received deduction), (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Successor Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Successor Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Successor Fund as a RIC.

Certain MLPs in which the Successor Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Successor Fund from an MLP may not correspond to the amount of income allocated to the Successor Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Successor Fund exceeds the amount of cash received by the Successor

Fund from such MLP, the Successor Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Successor Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Successor Fund expects that the income derived by the Successor Fund from the MLPs in which it invests will be Qualifying Income. If, however, an MLP in which the Successor Fund invests is not a Qualified Publicly Traded Partnership, the income derived by the Successor Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Successor Fund’s status as a RIC. The Successor Fund intends to monitor its investments in MLPs to prevent to disqualification of the Successor Fund as a RIC.

If the Successor Fund invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Successor Fund will not be eligible to elect to “pass through” to shareholders of the Successor Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

United States Persons. Distributions paid by the Successor Fund from its investment company taxable income (as defined above) (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Successor Fund shares, are generally taxable to you as ordinary income to the extent of the Successor Fund’s current and accumulated earnings and profits. Certain properly designated distributions may, however, qualify (provided that holding period and other requirements are met by both the Successor Fund and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Successor Fund’s income consists of dividend income from U.S. corporations or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at a reduced maximum rate to the extent that the Successor Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. There can be no assurance as to what portion of the Successor Fund’s distributions will qualify for the dividends received deduction or for treatment as qualified dividend income.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Successor Fund, are taxable to shareholders as long-term capital gains if they have been properly reported by the Successor Fund, regardless of the length of time the shareholder has owned common shares of the Successor Fund. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

If, for any calendar year, the Successor Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Successor Fund, the amount, if any, by which your sales price exceeds your basis in the Successor Fund’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, after the close of its taxable year, the Successor Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of common shares of the Successor Fund will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Successor Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Successor Fund will be disallowed if the shareholder acquires other common shares of the

Successor Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gain is taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain is generally taxed at a reduced maximum U.S. federal income tax rate.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are several provisions of the Code affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisors.

If Successor Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price may reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Successor Fund common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Successor Fund. Dividends and other distributions paid by the Successor Fund are generally treated for U.S. federal income tax purposes as received by you at the time the dividend or distribution is made. If, however, the Successor Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Successor Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Successor Fund’s taxable year may be “spilled back” and treated as paid by the Successor Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In addition, a 3.8% Medicare tax will be assessed on certain net investment income of individuals, estates and trusts to extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Successor Fund’s taxable distributions to shareholders may be subject to the additional tax.

Non-United States Persons. A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Actual or deemed distributions of the Successor Fund’s net capital gain to a foreign investor, and gains recognized by a foreign investor upon the sale of the Successor Fund’s common shares, will generally not be subject to U.S. federal withholding or income tax. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Successor Fund’s common shares.

In addition, withholding at a rate of 30% will be required on dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity or entities through which our common stock is held will affect the determination of whether such withholding is required. Similarly, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2018 on the gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisors regarding the possible withholding implications of an investment in the Successor Fund’s common shares.

Dividends properly reported by the Successor Fund will be generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Successor Fund’s “qualified net interest income” (generally, the Successor Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Successor Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Successor Fund’s “qualified short-term capital gains” (generally, the excess of the Successor Fund’s net short-term capital gain over the Successor Fund’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Successor Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Successor Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Successor Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Successor Fund is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-exempt holders of the Successor Fund’s common shares who do not furnish the Successor Fund with their correct taxpayer identification number (in the case of individuals, generally their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is generally furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the regulations promulgated thereunder in effect as they directly govern the taxation of the Reorganization and the Successor Fund and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Unitholders are urged to consult their tax advisors regarding U.S. federal, state, local and foreign tax consequences of the Reorganization or of acquiring, owning or disposing of shares in the Successor Fund.

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Predecessor Fund as of May 31, 2017 and the Successor Fund on a pro forma combined basis as of May 31, 2017, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Successor Fund that would be exchanged for the units of the Predecessor Fund if the Reorganization were consummated on May 31, 2017, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date. The following information is unaudited.

	The Cushing MLP Infrastructure Fund I (Predecessor Fund)	Pro Forma Adjustments [1]	Pro Forma Cushing MLP Infrastructure Fund (Successor Fund)
Net Assets	$39,154,688	N/A	$39,154,688
Net Asset Value Per Share	$760.54	N/A	$20.00
Shares Outstanding	51,482.62	N/A	1,957,734.40

The table above assumes that the Reorganization occurred on May 31, 2017. The table is for informational purposes only. No assurance can be given as to how many Successor Fund shares will be received by unitholders of the Predecessor Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Successor Fund that actually will be received on or after that date. The total value of your holdings (based on the Predecessor Fund’s net assets) should not change as a result of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

Appendix B to this Proxy Statement/Prospectus contains financial highlights of the Predecessor Fund for the past five years. The Successor Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Predecessor Fund’s most recent annual reports are incorporated by reference into the Reorganization SAI.

Trustees and Executive Officers

The Trustees and Executive Officers of the Predecessor Fund are the same as the Trustees and Executive Officers of the Successor Fund. Additional information regarding the Trustees and Executive Officers of the Successor Fund is set forth in the Successor Fund statement of additional information, which is incorporated by reference into the Reorganization SAI.

Federal Income Tax Consequences of an Investment in the Successor Fund

The Predecessor Fund is a partnership for U.S. federal income tax purposes. The Successor Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. For additional information regarding the U.S. federal tax consequences of an investment in the Successor Fund see “Tax Matters” in the Successor Fund Prospectus, which is incorporated herein by reference and which accompanies this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the Predecessor Fund Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to unitholders of the Predecessor Fund on or about November [    ], 2017. Only unitholders of record as of the close of business on the Record Date, October [    ], 2017, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the units represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote by mail, with the enclosed Proxy Card, in person at the Meeting, or vote by telephone or over the Internet by following the instructions provided on the proxy card.

You may revoke any Proxy Card by attending the Meeting in person, giving another proxy or submitting a written notice of revocation to the Predecessor Fund’s Secretary, at Cushing Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225. Unless you are attending the Meeting in person, to be effective, your revocation must be received by the Predecessor Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby cancelling any proxy previously given. If your units are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your bank or broker and present it to the Inspector of Election at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

The Funds have retained Georgeson LLC to assist in the solicitation of proxies. In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the Trustees of the Predecessor Fund, officers of the Predecessor Fund, personnel and representatives of the Investment Adviser or its affiliates, who will receive no extra compensation for their services.

The Predecessor Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the units of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation.

The Investment Adviser will pay the costs of proxy solicitation, including the fees of Georgeson LLC, and the expenses incurred in connection with preparing, printing and mailing this Proxy Statement/Prospectus and its enclosures.

Quorum and Voting Requirements

A majority of the units outstanding and entitled to vote on the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Proposal.

Approval of the Proposal requires the affirmative vote of a 1940 Act Majority, which is the affirmative vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Predecessor Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Predecessor Fund, whichever is less.

Effect of Abstention and Broker “Non-Votes”

The Predecessor Fund expects that, before the Meeting, broker-dealer firms holding units of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners and if the broker-dealer does not have discretionary authority to vote such units, these units represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as units present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal.

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the Meeting may be adjourned by the chairman of the Meeting to permit further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Other Matters

The Predecessor Fund Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The Predecessor Fund Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Record Date and Outstanding Units

Predecessor Fund

Only unitholders of record of the Predecessor Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

[                    ] units of the Predecessor Fund were outstanding as of the Record Date.

As of the Record Date, the current Trustees and Executive Officers of the Predecessor Fund beneficially owned units of the Predecessor Fund as follows:

Name	Title	Number of Units Owned	Percentage of Units Owned
*

*	Less than 1% of the units of the Predecessor Fund. The Trustees and Executive Officers of the Predecessor Fund beneficially owned less than 1% of the units of the Predecessor Fund in the aggregate.

As of the Record Date, the following persons owned, beneficially or of record, 5% or more of the outstanding units of the Predecessor Fund as shown below. The percentage of the Successor Fund Class I Shares that would be owned by the below named unitholders of the Predecessor Fund upon consummation of the Reorganization is expected to remain substantially the same.

Name and Address	Number of Units Owned	Percentage of Class Owned	Type of Ownership

Successor Fund

The vote of the shareholders of the Successor Fund is not being solicited since their approval or consent is not necessary for the Reorganization to take place and no shares of the Successor Fund are currently outstanding.

As of the date of this Proxy Statement/Prospectus, no shares of the Successor Fund have been offered or are outstanding.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Successor Fund and the Predecessor Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Predecessor Fund files, and the Successor Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Successor Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Successor Fund and other registrants that file electronically with the SEC.

For more information with respect to the Successor Fund concerning the following topics, please refer to the Successor Fund Prospectus, which has been incorporated by reference in this Proxy Statement/Prospectus and which accompanies this Proxy Statement/Prospectus.

APPENDIX A—FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of             , 2017, by and between The Cushing® MLP Infrastructure Fund I, a Delaware statutory trust (the “Predecessor Fund”), and Cushing® Mutual Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund” and, together with the Predecessor Fund, the “Participating Funds”). The Cushing® MLP Infrastructure Master Fund, a Delaware statutory trust (the “Master Fund”), joins this Agreement solely for purposes of paragraphs 1.8 and 4.3. Cushing® Asset Management LP, a limited partnership organized under the laws of the State of Texas (“Cushing”), joins this Agreement solely for purposes of paragraph 8.2.

The reorganization will consist of the contribution by the Predecessor Fund of all of its assets to the Successor Fund in exchange solely for Class I shares of beneficial interest of the Successor Fund (the “Successor Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Successor Fund Shares to the unitholders of the Predecessor Fund in complete liquidation of the Predecessor Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). The contribution by the Predecessor Fund of all of its assets to the Successor Fund, and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, is intended to qualify as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Trustees of the Predecessor Fund, including a majority of the Trustees of the Predecessor Fund who are not “interested persons” (as defined in the 1940 Act) of the Predecessor Fund or the Successor Fund, has determined that (1) participation in the Reorganization is in the best interests of the Predecessor Fund and its unitholders, and (2) the interests of the existing unitholders of the Predecessor Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Predecessor Fund or the Successor Fund, has determined, with respect to the Successor Fund, that (1) participation in the Reorganization is in the best interests of the Successor Fund and its shareholders, and (2) the interests of the existing shareholders of the Successor Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization.

(a) Subject to the requisite approval of the Predecessor Fund’s unitholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Predecessor Fund shall contribute, assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Trust, on behalf of the Successor Fund, and the Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Predecessor Fund on behalf of the Successor Fund. In consideration of the foregoing, at the Effective Time, the Trust shall, on behalf of the Successor Fund, deliver to the Predecessor Fund full and fractional Successor Fund Class I Shares (to the third decimal place) having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund as of the Effective Time. The number of Successor Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

(b) No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by the Predecessor Fund or the Successor Fund as a result of, or in connection with, the Reorganization and no redemption fees will be applied by the Successor Fund to Successor Fund Shares issued in the Reorganization.

1.2. Assets of the Predecessor Fund. The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund at the Effective Time, books and records, any deferred tax benefit and any other property owned by the Predecessor Fund at the Effective Time (collectively, the “Assets”).

1.3. Liabilities of the Predecessor Fund. The Successor Fund shall assume all liabilities, expenses, costs, charges, debts, obligations, duties and reserves of the Predecessor Fund, whether known or unknown, absolute, contingent, or accrued, including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund Agreement and Declaration of Trust or otherwise, existing at the Effective Time (collectively, the “Liabilities”).

1.4. Distribution of Successor Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Predecessor Fund will distribute the Successor Fund Shares received from the Trust pursuant to paragraph 1.1, pro rata to the record holders of the units of the Predecessor Fund determined as of the Effective Time (the “Predecessor Fund Unitholders”) in complete liquidation of the Predecessor Fund. Such distribution and liquidation will be accomplished by the transfer of the Successor Fund Shares, then credited to the account of the Predecessor Fund on the books of the Successor Fund, to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Unitholders. The aggregate net asset value of the Successor Fund Shares to be so credited to Predecessor Fund Unitholders shall be equal to the aggregate net asset value of the then outstanding units of beneficial interest of the Predecessor Fund (the “Predecessor Fund Units”) owned by Predecessor Fund Unitholders at the Effective Time. All issued and outstanding Predecessor Fund Units will simultaneously be redeemed and canceled on the books of the Predecessor Fund. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Successor Fund Shares. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund’s transfer agent.

1.6. Filing Responsibilities of Predecessor Fund. Any reporting responsibility of the Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund up to and including the time of Closing (as defined in paragraph 3.1). Any such reporting responsibility of the Predecessor Fund after Closing (as defined in paragraph 3.1) shall be the responsibility of the Successor Fund.

1.7. Termination of Predecessor Fund. As soon as reasonably practicable following the Closing (as defined in paragraph 3.1) and the making of the distributions pursuant to paragraph 1.4, the Predecessor Fund shall take all necessary steps under Delaware state law to dissolve, terminate and have its affairs wound up in accordance with Delaware law as soon as practicable following the termination of the Predecessor Fund and the Predecessor Fund shall not conduct any business after the Closing Date (as defined in paragraph 3.1), except as contemplated herein

1.8. Termination of Master Fund. Prior to the Closing, the Master Fund shall distribute all of its assets to the Predecessor Fund in an in-kind liquidating distribution (the “Master Fund Liquidation”) pursuant to the Plan of Liquidation and Dissolution of the Master Fund adopted by the Board of Trustees of the Master Fund and attached hereto as Appendix A.

ARTICLE II

VALUATION

2.1. Net Asset Value of the Predecessor Fund. The net asset value of the Predecessor Fund Units shall be the net asset value computed by the Successor Fund as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Successor Fund; provided, however, that such computation is consistent with the valuation procedures of the Predecessor Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2. Net Asset Value of the Successor Fund. The net asset value of the Successor Fund Shares shall be the same as the net asset value of the Predecessor Fund Units as computed in paragraph 2.1.

2.3. Calculation of Number of Successor Fund Shares. The number of Successor Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Predecessor Fund Units owned by Predecessor Fund Unitholders at the Effective Time.

2.4. Joint Direction of Calculation. All computations of value with respect to both the Predecessor Fund and the Successor Fund shall be made by U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), in its capacity as accounting agent for the Predecessor Fund and the Trust. Such computations shall be evaluated by the Predecessor Fund and the Trust, in consultation with Cushing. Such computations shall be subject to confirmation by the Predecessor Fund’s and Successor Fund’s respective transfer agents and independent registered public accounting firms.

2.5. Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Cushing on or about December     , 2017, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2. Transfer and Delivery of Assets. The Predecessor Fund shall direct U.S. Bank, National Association (“U.S. Bank”), as custodian for the Predecessor Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Successor Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, as custodian for the Predecessor Fund, to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Successor Fund, which also serves as the custodian for the Successor Fund. Such presentation shall be transferred and delivered by the Predecessor Fund as of the Effective Time for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Successor Fund as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Predecessor Fund’s Assets are deposited, the Predecessor Fund’s Assets deposited with such depositories. The cash to be transferred by the Predecessor Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3. Share Records. The Predecessor Fund shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Predecessor Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Predecessor Fund Unitholders and the number and percentage ownership of outstanding Predecessor Fund Units owned by each such Predecessor Fund Unitholder immediately prior to the Closing. The Successor Fund shall issue and deliver to the Secretary of the Predecessor Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Successor Fund Shares will be credited to the Predecessor Fund at the Effective Time, or provide other evidence satisfactory to the Predecessor Fund as of the Effective Time that such Successor Fund Shares have been credited to the Predecessor Fund’s accounts on the books of the Successor Fund.

3.4. Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Successor Fund or the Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Predecessor Fund or the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Predecessor Fund or the Successor Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. Accounting and Performance Survivor. The Predecessor Fund shall be the accounting and performance survivor in the Reorganization, with the result that the Successor Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Predecessor Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Predecessor Fund. Except as has been fully disclosed to the Successor Fund in a written instrument executed by an officer of the Predecessor Fund, the Predecessor Fund represents and warrants to the Trust, on behalf of the Successor Fund, as follows:

(a) The Predecessor Fund is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Predecessor Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Predecessor Fund Units under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) At the Effective Time, the Predecessor Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act; provided, however, that certain Assets may be pledged, segregated or earmarked against the Predecessor Fund’s investment contracts, including options, futures, forward contracts and other similar instruments, in accordance with the terms of such contracts or applicable interpretations of the Staff of the Commission.

(e) Neither the execution and delivery of this Agreement by the Predecessor Fund, nor the consummation by the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Predecessor Fund’s Declaration of Trust or Bylaws, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Fund is a party or by which the Predecessor Fund or any of its assets is subject or bound.

(f) All material contracts or other commitments of the Predecessor Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Predecessor Fund on or prior to the Effective Time.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Fund’s knowledge, threatened against the Predecessor Fund or any of its properties or assets that would reasonably be expected to materially and adversely affect its financial condition or the conduct of its business. Without any special investigation or inquiry, the Predecessor Fund knows of no facts which might form the basis for the institution of such proceedings. The Predecessor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h) The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Predecessor Fund for the fiscal year ended November 30, 2016 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i) The unaudited financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Predecessor Fund for the fiscal period ended May 31, 2017 and the unaudited financial statements, including the notes thereto, the Financial Highlights and Schedule of Investments, of the Predecessor Fund for the interim period ending on the Closing Date, are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since November 30, 2016, there has not been any material adverse change in the Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per unit of Predecessor Fund Units due to declines in market values of securities held by the Predecessor Fund, the discharge of the Predecessor Fund’s liabilities, or the redemption of Predecessor Fund Units by Predecessor Fund Unitholders shall not constitute a material adverse change.

(k) At the Effective Time, all Federal, state, local and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all material Federal, state, local and other taxes (whether or not shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and to the best of the knowledge of the Predecessor Fund, no such return is currently under audit and no material assessment has been asserted with respect to such returns.

(l) All issued and outstanding Predecessor Fund Units are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as provided in Section 3.8 of the Declaration of Trust of the Predecessor Fund) by the Predecessor Fund and have been offered and sold in compliance with applicable registration requirements of the 1933 Act, or were issued in a transaction or transactions exempt from the registration requirements of the 1933 Act, and state securities laws of each state in which they have been offered and sold. All of the issued and outstanding Predecessor Fund Units will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Units, nor is there outstanding any security convertible into any of the Predecessor Fund’s units.

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Predecessor Fund and, subject to the approval of the Predecessor Fund Unitholders, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, subject to approval of the Predecessor Fund Unitholders and subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Predecessor Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(o) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Predecessor Fund, will, from the date of the Proxy Statement/Prospectus through the date of the meeting of the Predecessor Fund Unitholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(p) For each year of its operation since inception and following an initial two-year term, the Predecessor Fund’s investment advisory agreement with Cushing has been properly approved by the Board of Trustees of the Predecessor Fund pursuant to Section 15(c) of the 1940 Act.

4.2. Representations and Warranties of the Trust. Except as has been fully disclosed to the Predecessor Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Successor Fund, represents and warrants to the Predecessor Fund as follows:

(a) The Successor Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as described in the Proxy Statement/Prospectus.

(b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Successor Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) Prior to the Effective Time, the Trust shall have on file with the Commission an effective registration statement on Form N-1A for the Successor Fund, and the prospectus and statement of additional information of the Successor Fund included therein will comply as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and on the Closing Date will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Trust, on behalf of the Successor Fund, will have good and marketable title to the Successor Fund’s assets, free of any liens or other encumbrances.

(f) The execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized by the Board of Trustees of the Trust and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby.

(g) Neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust’s Declaration of Trust or Bylaws, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’ knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition or the conduct of its business. The Trust, on behalf of the Successor Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Successor Fund’s business or its ability to consummate the transactions herein contemplated.

(i) At the Effective Time, the Successor Fund will have no assets and no liabilities. The Successor Fund has not commenced operations and will not commence operations until after the Effective Time.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Successor Fund’s authorized capitalization will be as set forth in its prospectus and statement of additional information at the Effective Time and the shares of the Successor Fund shall conform in all material respects to the description thereof contained in such prospectus and statement of additional information. The Successor Fund Shares to be issued and delivered to the Predecessor Fund, for the account of the Predecessor Fund Unitholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, will be fully paid and non-assessable by the Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Successor Fund, nor is there outstanding any security convertible into any of the Successor Fund’s shares.

(l) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(m) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Successor Fund and the Successor Fund Shares, will, from the date of the Proxy Statement/Prospectus through the date of the meeting of Predecessor Fund Unitholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, if applicable, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(n) The Successor Fund’s investment advisory agreement with Cushing has been properly approved by the Board of Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

(o) The Successor Fund was formed for the purpose of effecting the transactions contemplated by this Agreement and has no assets or liabilities (other than its rights and obligations under this Agreement and a de minimis amount of assets, if any, held to facilitate the organization of the Successor Fund); prior to the Closing Date, the Successor Fund shall not have commenced investment operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take certain organizational actions as are required to be taken by shareholders under the 1940 Act.

4.3. Representation and Warranty of the Master Fund. The Master Fund represents and warrants to the Predecessor Fund and Trust, on behalf of the Successor Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Master Fund, and this Agreement will constitute a valid and binding obligation of the Master Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Successor Fund and the Predecessor Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Predecessor Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Successor Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

5.2. Meeting of Unitholders. The Predecessor Fund will call a meeting of the Predecessor Fund Unitholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Successor Fund Shares. The Predecessor Fund covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Successor Fund and the Predecessor Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Proxy Statement/Prospectus. The Trust will prepare the proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1933 Act, 1934 Act and the 1940 Act, in connection with the meeting of the Predecessor Fund Unitholders to consider approval of this Agreement and the transactions contemplated herein. The Trust will file the Proxy Statement/Prospectus with the Commission and will use its best efforts to provide that the Proxy Statement/Prospectus becomes effective as promptly as possible. The Predecessor Fund will mail the Proxy Statement/Prospectus to Predecessor Fund Unitholders entitled to vote at the Predecessor Fund Unitholder Meeting, in sufficient time to comply with requirements as to notice thereof.

5.6. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Predecessor Fund will make a liquidating distribution to its respective unitholders consisting of the Successor Fund Shares received at the Closing.

5.7. Best Efforts. The Successor Fund and the Predecessor Fund shall each, subject to the provisions of this Agreement, take, or cause to be taken, all commercially reasonable actions, and do or cause to be done all commercially reasonably things, necessary, proper or advisable to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8. Other Instruments. The Predecessor Fund and the Trust, on behalf of the Successor Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Fund, title to and possession of the Successor Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Successor Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. Regulatory Approvals and Reporting Responsibility. The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time. Any reporting responsibility of the Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Fund up to and including the time of Closing. Any such reporting responsibility of the Predecessor Fund after Closing shall be the responsibility of the Successor Fund.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of Predecessor Fund. The obligations of the Predecessor Fund to consummate the transactions provided for herein shall be subject, at the Predecessor Fund’s election, to the following conditions:

(a) Class I Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder.

(b) All representations and warranties of the Trust, on behalf of the Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(c) The Trust, on behalf of the Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Successor Fund, on or before the Effective Time.

(d) The Predecessor Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) The Successor Fund shall have executed and delivered to the Predecessor Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Successor Fund will assume all of the liabilities of the Predecessor Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement; and

6.2. Conditions Precedent to Obligations of Successor Fund. The obligations of the Trust, on behalf of the Successor Fund, to complete the transactions provided for herein shall be subject, at the Trust’ election, to the following conditions:

(a) All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Predecessor Fund shall have delivered to the Successor Fund a statement of the Predecessor Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP.

(c) The Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Fund on or before the Effective Time.

(d) The Predecessor Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3. Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Predecessor Fund or the Trust, on behalf of the Successor Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Predecessor Fund Unitholders in accordance with the provisions of the Predecessor Fund’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, the Predecessor Fund and the Trust, on behalf of the Successor Fund, may not waive the conditions set forth in this paragraph 6.3(a).

(b) No judgment, order, decree, statute, law, ordinance, rule or regulation, entered, enacted, promulgated, enforced or issued by any court or other governmental entity of competent jurisdiction or other legal restraint or prohibition, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Reorganization.

(c) As of the Closing Date, there shall be no pending litigation brought by any person against the Predecessor Fund or, the Trust or the Successor Fund, or any of the investment advisers, directors or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein. No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

(d) On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act;

(e) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities), if any, deemed necessary by the Predecessor Fund and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

(f) The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(g) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h) The Transfer Agent shall have delivered to the Trust a certificate of its authorized officer as set forth in paragraph 3.3.

(i) The Successor Fund shall have issued and delivered to the Secretary of the Predecessor Fund the confirmation as set forth in paragraph 3.3.

(j) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(k) The Master Fund Liquidation has been completed.

ARTICLE VII

INDEMNIFICATION

7.1. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees and reasonable costs of investigation) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

7.2. Liability of the Predecessor Fund. The Trust understands and agrees that the obligations of the Predecessor Fund under this Agreement shall not be binding upon any trustee, unitholder, nominee, officer, agent or employee of the Predecessor Fund on behalf of the Predecessor Fund personally, but bind only the Predecessor Fund and the Predecessor Fund’s property. The Trust represents that it has notice of the provisions of the Declaration of Trust of the Predecessor Fund disclaiming unitholder and trustee liability for acts or obligations of the Predecessor Fund.

7.3. Liability of the Trust. The Predecessor Fund understands and agrees that the obligations of the Trust on behalf of the Successor Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the Trust on behalf of the Trust personally, but bind only the Trust on behalf of the Successor Fund and the Successor Fund’s property. Moreover, no series of the Trust other than the Successor Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Successor Fund to satisfy the obligations of the Successor Fund hereunder. The Predecessor Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder and trustee liability for acts or obligations of the Successor Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Successor Fund and the Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization will be borne by Cushing. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus, legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus, expenses of holding shareholder meetings (including, without limitation, soliciting proxies), costs associated with the formation and organization of the Successor Fund, and costs of winding down and terminating the existence of the Predecessor Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of the Successor Fund as a “regulated investment company” within the meaning of Section 851 of the Code. The expenses of forming the Trust and the Successor Fund and the preparation, printing and distribution of its registration statement will be borne by Cushing.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Predecessor Fund or the Trust, on behalf of the Successor Fund; provided, however, that following the approval of this Agreement by the Predecessor Fund Unitholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to the Predecessor Fund Unitholders under this Agreement to the detriment of such unitholders without their further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Predecessor Fund or the Board of Trustees of the Trust, on behalf of the Successor Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand to a Participating Fund required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

c/o Cushing Asset Management, LP

8117 Preston Road

Suite 440

Dallas, Texas 75225

Attention: Barry Y. Greenberg, Esq.

Telephone: (214) 635-1689

Fax: (214) 695-7936

Email: bgreenberg@cushingasset.com

ARTICLE XI

MISCELLANEOUS

11.1. Entire Agreement. The Trust, on behalf of the Successor Fund, and the Predecessor Fund agree that they have not made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Predecessor Fund and Successor Fund contained in paragraph 7.1, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the     day of         , 2017.

CUSHING MLP INFRASTRUCTURE FUND I

By:
Name:
Title:

CUSHING MUTUAL FUNDS TRUST on behalf of its series, Cushing MLP Infrastructure Fund

By:
Name:
Title:

CUSHING MLP INFRASTRUCTURE MASTER FUND

By:
Name:
Title:

CUSHING ASSET MANAGEMENT, LP
By:	Swank Capital LLC, its general partner

By:
Name:
Title:

APPENDIX B—PREDECESSOR FUND’S FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Predecessor Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per unit basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Predecessor Fund, assuming reinvestment of any dividends and distributions.

Except as noted below, this information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Predecessor Fund’s audited financial statements, is included in the Predecessor Fund’s Annual Report dated November 30, 2016, and has been incorporated by reference in the Reorganization SAI.

The Cushing® MLP Infrastructure Fund I

FINANCIAL HIGHLIGHTS
	Period From December 1, 2016 Through May 31, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
	(Unaudited)
Per Unit Data (1)
Net Asset Value, beginning of period	$795.46	$746.50	$1,132.69	$927.42	$723.54	$662.02
Income from Investment Operations:
Net investment income (loss)	(4.26)	(8.64)	(11.20)	29.82	28.01	28.29
Net realized and unrealized gain (loss) on investments	(4.94)	109.09	(325.83)	219.07	214.92	69.18

Total increase (decrease) from investment operations	(9.20)	100.45	(337.03)	248.89	242.93	97.47

Less Distributions and Dividends to Unitholders:
Net investment income	—	—	—	—	—	—
Return of capital	(25.72)	(51.49)	(49.16)	(43.62)	(39.05)	(35.95)

Total distributions and dividends to unitholders	(25.72)	(51.49)	(49.16)	(43.62)	(39.05)	(35.95)

B-1

Net Asset Value, end of period	$760.54		$795.46	$746.50		$1,132.69	$927.42	$723.54

Total Investment Return (2)	(1.16	)%(3)	13.46%	(29.75)%		26.84%	33.58%	14.72%

Supplemental Data and Ratios
Net assets, end of period	$39,154,688		$39,620,279	$31,395,468		$35,832,300	$28,006,462	$19,111,852

Ratio of expenses to average net assets before waiver (4)	1.73%		1.92%	2.20%		1.53%	1.93%	1.77%

Ratio of expenses to average net assets after waiver (4)	1.50%		1.50%	1.50%		1.50%	1.50%	1.20%

Ratio of net investment income (loss) to average net assets before waiver (4)	(1.27)%		(1.58)%	(1.87)%		2.70%	2.83%	3.43%

Ratio of net investment income (loss) to average net assets after waiver (4)	(1.04)%		(1.17)%	(1.17)%		2.73%	3.26%	4.00%

Portfolio turnover rate	N/A		N/A	11.76	%(5)	26.02%	36.69%	122.64%

(1)	Information presented relates to a unit outstanding for the entire period.
(2)	Individual returns and ratios may vary based on the timing of capital transactions.
(3)	Not annualized.
(4)	All income and expenses are annualized for periods less than one full year .
(5)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.

B-2

APPENDIX C—PREDECESSOR FUND’S PERFORMANCE

Performance bar chart and table

The performance information that follows shows the Predecessor Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Predecessor Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns at net asset value compare with those of a broad measure of market performance. The index reflects no deduction for fees, expenses or taxes. The Predecessor Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Predecessor Fund is treated as a partnership for tax purposes and is not subject to U.S. federal income tax. Rather, each unitholder, in computing its U.S. federal income tax, includes its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the unitholder. Because of the pass-through nature of the Predecessor Fund’s status as a partnership for tax purposes, the Predecessor Fund’s performance returns are not presented on an after-tax basis.

Average Annual Total Returns (calendar year-end)

Best Quarter: 2nd Quarter 2016 23.76%	Worst Quarter: 3rd Quarter 2015 -15.99%

The Fund’s year-to-date return as of the calendar quarter ended August 31, 2017 was -3.96%.

Average annual total returns

(for the periods ended November 30, 2016)

Annualized Returns (%)	One Year	Five Year	Since Inception (March 1, 2010)
The Cushing MLP Infrastructure Fund I	13.46%	8.92%	11.55%
S&P 500 Index	8.06%	14.44%	12.95%

C-1

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED SEPTEMBER 19, 2017

STATEMENT OF ADDITIONAL INFORMATION

FOR

CUSHING® MLP INFRASTRUCTURE FUND,

a series of

CUSHING® MUTUAL FUNDS TRUST

Dated              , 2017

Reorganization of

THE CUSHING® MLP INFRASTRUCTURE FUND I

with and into

CUSHING® MLP INFRASTRUCTURE FUND

(a series of Cushing® Mutual Funds Trust)

This Statement of Additional Information (“SAI”) relates specifically to the contribution of all of the property, assets and goodwill of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) to Cushing® Mutual Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Cushing® MLP Infrastructure Fund (the “Successor Fund”), in exchange solely for Class I shares of beneficial interest, $0.01 par value, of the Successor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; (iii) the distribution of Class I shares of the Successor Fund to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (iv) the termination of the Predecessor Fund’s registration under the Investment Company Act of 1940 (the “1940 Act”) and the dissolution of the Predecessor Fund as soon as practicable after the closing (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.	Statement of Additional Information of the Successor Fund dated November [ ], 2017 (previously filed on EDGAR, Accession No. [ ]).

2.	Annual Report of the Predecessor Fund for the fiscal year ended November 30, 2016 (previously filed on EDGAR, Accession No. 0000894189-17-000663). Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.	Semi-Annual Report of the Predecessor Fund for the period ended May 31, 2017 (previously filed on EDGAR, Accession No. 0000894189-17-003920). Only the unaudited financial statements included in the Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated November [    ], 2017 relating to the Reorganization and the Special Meeting of Unitholders of the Predecessor Fund that will be held on December 6, 2017. You can request a copy of the Prospectus/Proxy Statement by calling (888) 777-2346 or by writing to Cushing® Asset Management, LP, 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the Reorganization because the Predecessor Fund will be reorganized into the Successor Fund, which is a newly organized shell fund with no assets and liabilities that will commence investment operations upon completion of the Transaction and continue the operations of the Predecessor Fund.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Reference is made to Section 7(a) of the Distribution Agreement:

The Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (collectively, “Losses”) that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, however, that the Trust’s obligation to indemnify the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor Indemnitees is expressly conditioned upon the Trust being notified of such action or claim of loss brought against the Distributor Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor Indemnitees, unless the failure to give notice does not prejudice the Trust; provided, that the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 7(A).

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A, indicated below, except as noted:

Exhibit No.	Description of Exhibit

(1)(a)	Agreement and Declaration of the Registrant(1)

(1)(b)	Certificate of Designation for The Cushing MLP Infrastructure Fund (1)

(2)	Bylaws of the Registrant(1)

(3)	Not applicable

(4)	Agreement and Plan of Reorganization — filed as Appendix A to the Joint Proxy Statement/Prospectus included as Part A of this Registration Statement

(5)	Not applicable

(6)(a)	Form of Investment Advisory Agreement between the Registrant and Cushing Asset Management, LP**

(6)(b)	Form of Fee Waiver Agreement between the Registrant and Cushing Asset Management, LP**

(7)	Form of Distribution Agreement between the Successor Fund and Quasar Distributors, LLC**

(8)	Not applicable

(9)	Form of Custody Agreement between the Registrant and U.S. Bank, National Association**

(10)	Multi Class Plan**

(11)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP**

(12)	Not applicable

(13)(a)	Form of Transfer Agency and Service Agreement between the Registrant and U.S. Bancorp Fund Services, LLC**

(13)(b)	Form Administration Servicing between the Registrant and U.S. Bancorp Fund Services, LLC**

(13)(c)	Form of Fund Accounting Servicing between the Registrant and U.S. Bancorp Fund Services, LLC**

(14)	Consent of the Independent Registered Public Accounting Firm**

(15)	Not applicable

(16)	Power of Attorney*

(17)	Form of Proxy Card**

*	Filed herewith.
**	To be filed by further amendment.
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-[ ]; 811-[ ]), as filed with the Commission on September 19, 2017

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Dallas, State of Texas, on the 19th day of September, 2017.

CUSHING MUTUAL FUNDS TRUST

By:	/s/ Jerry V. Swank
Jerry V. Swank
Trustee, Chief Executive Officer and President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 19th day of September, 2017.

Principal Executive Officer:

/s/ Jerry V. Swank
Jerry V. Swank	Trustee, Chief Executive Officer and President

Principal Financial Officer:

/s/ John H. Alban
John H. Alban	Chief Financial Officer and Treasurer

Trustees:

*
Brian R. Bruce	Trustee

*
Brenda A. Cline	Trustee

*
Ronald P. Trout	Trustee

*	Signed by Barry Y. Greenberg pursuant to a power of attorney incorporated herein by reference.

By:	/s/ Barry Y. Greenberg
Barry Y. Greenberg Attorney-In-Fact September 19, 2017